UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 24, 2020

LIBERTY BROADBAND CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36713	47-1211994
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Series A common stock	LBRDA	The Nasdaq Stock Market LLC
Series C common stock	LBRDK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.  Regulation FD Disclosure

Proposed Offering of Debentures

On August 24, 2020 Liberty Broadband Corporation (“Liberty Broadband”) announced the proposed offering of $450 million aggregate original principal amount of exchangeable senior debentures due 2050 (the “Debentures”) pursuant to an exemption under the Securities Act of 1933, as amended.  Liberty Broadband intends to grant to the initial purchasers an option to purchase additional Debentures with an aggregate principal amount up to $67.5 million.  Liberty Broadband intends to use the net proceeds of the offering for general corporate purposes, which may include the repurchase of shares of Liberty Broadband common stock.

Draw Down on Margin Loan Facility

On August 20, 2020, a bankruptcy remote wholly owned subsidiary of Liberty Broadband drew down an additional $100 million on its existing margin loan facility with Wilmington Trust, National Association, as the administrative agent, BNP Paribas, as calculation agent, and the lenders thereunder (the “Margin Loan Facility”). As of August 21, 2020, there were (i) $700.0 million in loans outstanding, comprised of $500.0 million of initial loans and $200.0 million of delayed draw loans, (ii) $300.0 million of delayed draw loan commitments and (iii) $1.3 billion of additional loan commitments under the Margin Loan Facility.

This Current Report on Form 8-K and the press release regarding Liberty Broadband’s proposed offering attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed "filed" for any purpose.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 24, 2020 regarding the offering.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2020

LIBERTY BROADBAND CORPORATION

	By:	/s/ Wade Haufschild
		Name:	Wade Haufschild
		Title:	Vice President